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                                                                    Exhibit 10.5

                         CONTRACT FOR PROVIDING SERVICES

         Made and Executed in Tel Aviv this ___ day of ____________ 1998

BETWEEN:       Camtek Ltd. Pr/51-123543-4
               Old Industrial Zone, Migdal Haemek 10556
               (hereinafter: "Camtek")

                                                               OF THE FIRST PART

AND:           P.C.B. Ltd. Pub.C/52-003779-7
               Old Industrial Zone, Migdal Haemek 10556
               (hereinafter: "P.C.B.")

                                                              OF THE SECOND PART

WHEREAS, Camtek is interested in receiving certain services from P.C.B. as set out in the Appendix to this Contract (hereinafter: the "Services"); and

WHEREAS,       P.C.B. has agreed to provide such Services to Camtek; and

WHEREAS, The parties wish to formalize the conditions for the provision of the Services;

Therefore, it is declared, agreed and stipulated between the parties as follows:

1.       PREAMBLE AND INTERPRETATION

         1.1 The preamble to this Contract and the appendix attached hereto constitute an integral part hereof.

         1.2 This Contract embodies and encompasses all that which has been agreed between the parties in connection with the supply of the Services by P.C.B. and/or in relation thereto, and no negotiations, declaration, representation, agreement, assurance or undertaking if at all, in writing and/or verbally, expressly or impliedly, prior to the signature of this Contract shall be of any effect.

                  It is hereby expressly agreed and stated that the agreement for the provision of services between the parties of June 4, 1992 it is hereby rendered null and void and each party mutually declares and acknowledges that it has received everything that was respectively due to each party under such agreement and that neither party shall have any claim, demand or plea against the other in connection with that agreement.


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         1.3      No modification to this Contract or to any of the provisions hereof shall be of any effect unless made in writing and
                  signed by the parties.

         1.4 The consent of either of the parties in any particular case to any deviation from the conditions and provisions of this Agreement shall not constitute precedent, and no inference shall be made therefrom in other cases.

         1.5 No conduct of either of the parties shall be deemed to be a waiver of any of its rights under this Contract or according to any law, and/or as a waiver of, or consent on its part to any breach or the non-performance of any condition, unless such waiver or consent has been expressly made in writing.

         1.6 The headings in this Contract are for convenience only and shall be of no meaning for purposes of interpretation.

2.       SUPPLY OF THE SERVICES

         2.1      P.C.B. will supply Camtek and Camtek will receive from P.C.B.
                  the Services all pursuant and subject to the provisions and conditions set out in this Contract.

         2.2 Camtec reserves the right to reduce or terminate the provision of a particular service, upon written demand to be given to P.C.B. Any service so rendered, may be increased or resumed, as the case may be, only by the mutual consent of the parties.

         2.3 P.C.B. declares that it has the skilled manpower necessary to provide the Services and the approvals and permits required by law to provide such Services, and that there is no impediment or restriction under any law, contract or otherwise, to its entering into and performing this Contract.

         2.4 P.C.B. warrants that such Services will only be provided by P.C.B.'s professional, skilled and experienced employees and that the Services to be provided will be provided at a high professional standard.

4.       STATUS OF P.C.B.

         4.1 It is hereby expressly declared and agreed that P.C.B. will provide the services as an independent contractor and that no employer/employee or principal-agent relationship will exist between P.C.B. and/or its employees and Camtec, and nothing contained in the provisions of this Contract shall serve to create any such employer-employee or agency relationship.

         4.2 It is hereby expressly stated and agreed that all persons through whom P.C.B. will grant Services to Camtec will be P.C.B.'s employees only, and that any liability of any kind by law or agreement in connection with their work, will be imposed on P.C.B. only. P.C.B. will be solely responsible towards the above employees


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                  with respect to all the competent authorities in connection with all and any statutory or contractual provisions.

         4.3 P.C.B. will be responsible for paying the remuneration and expenses, social security and working conditions of the employees who will provide Services to Camtec, and Camtec shall have no liability whatsoever with respect to them.

         4.4 Without derogating from the foregoing, P.C.B. undertakes to pay to and in respect of its employees who will provide
                  Services to Camtec everything required from an employer under law, including but without derogating from the generality of the foregoing, wages, overtime pay and/or days of rest, holiday pay, sick leave payment, payment for holidays, severance pay, travelling expenses, and special holiday allowance, and also make all deductions and payments required to be made by law by an employer on due date.

         4.5 P.C.B. undertakes to comply with the provisions of the National Insurance Law, 5714-1953 and the regulations promulgated thereunder, and to furnish Camtek with certificates to that effect from the National Insurance
                  Institute.

         4.6 Without derogating from the foregoing, P.C.B. undertakes to indemnify and compensate Camtek for any responsibility, liability, damage or expense, including in respect of lawyers' and other legal fees for which it becomes liable, and which Camtek will bear or pay in connection with P.C.B.'s employees through whom the Services will be provided by P.C.B. to Camtek including in connection with any ruling to the effect that any such employee is an employee of Camtek, and including but without derogating from the generality of the foregoing, in connection with the rights of an employee as such term is defined by any law and/or as regards the vested rights of such employee according to any law.

5.       PAYMENTS IN RESPECT OF MANAGEMENT SERVICES

         5.1 The consideration in respect of each of the Services will be calculated as stated in the Appendix to this Contract
                  (hereinafter: the "Consideration") plus V.A.T., as applicable.

         5.2 It is hereby expressly stated and agreed that the Consideration and the provisions contained in this Clause above, include all payments to which P.C.B. is entitled in respect of supplying the management services under this Contract, and P.C.B. will not be entitled to any further or additional payment whatsoever.

         5.3 Camtec will be entitled to deduct from the Consideration withholding tax at source as required by law, unless P.C.B.
                  furnishes it with a certificate from the tax authorities in Israel to act otherwise.


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6.       MANNER OF PAYMENT

         6.1 P.C.B. will submit an invoice to Camtek at the beginning of each month with respect to the Services provided to Camtek in the previous month.

         6.2 Camtek will pay the Consideration to P.C.B. within 15 days of the end of the month in which the invoice was submitted to it.

         6.3 Any payment not paid on its due date will bear penal interest at the maximum rate which Bank Leumi charges as of the payment date, in respect of overdrafted accounts (including penal interest for drawings exceeding the authorized ceiling), in respect of the period from the payment date through the date of actual payment.

7.       THE TERM

         This Contract is for a term of four (4) years commencing January 1, 1998 (the "Initial Term"). The term of this Contract will be extended at the end of the Initial Term each time for one year, unless either party notifies the other in writing, up to three months prior to the end of the Initial Term or of any extended term, of its wish to terminate the Contract.

8.       MISCELLANEOUS

         8.1 P.C.B. is not entitled to transfer or convey or assign its rights and/or obligations under this Contract in whole or in part or to perform all or any of its obligations through others without receiving Camtec's prior written consent thereto.

         8.2 Notices in connection with this Contract will be in writing and be sent by registered mail or by fax or served personally according to the address of the parties detailed in the preamble to this Contract and any such notice will be regarded as having been served upon the addressee on the following dates: in the event of personal service - upon the actual service thereof; in the event of transmission and despatch by fax - on the business day following the despatch; in the event of despatch by registered mail - three business days after the date of posting by registered mail at a post office in Israel.
                  Each party will be entitled to change the address by giving written notice of that effect to the other.

              IN WITNESS WHEREOF THE PARTIES HAVE SET THEIR HANDS:

          (signed)                                     (signed)
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        P.C.B. Ltd.                                   Camtek Ltd.


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                                   APPENDIX A

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                    DETAILS OF SERVICES                                        MANNER OF CALCULATION
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
1.    ACCOUNTING:                                              Camtec will bear a proportion of the direct cost
      a) Bookkeeping                                           (salaries only) of the manpower employed by P.C.B.
      b) Handling reports (both internal for management        exclusively in accounting according to the rate of
         purposes as well as to the authorities                P.C.B.'s and Camtek's turnover jointly in the preceding
                                                               quarter. If Camtec also employs its own employees in
                                                               accounting, then so long as Camtek receives accounting
                                                               services from P.C.B. the cost thereof will, for the
                                                               purposes of the above calculation, be added to the cost
                                                               of the manpower employed in accounting at P.C.B., and
                                                               such cost will be deducted from the payment due to
                                                               P.C.B.
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2.    HOUSEKEEPING AND BUILDING MAINTENANCE                    Camtek will bear a proportion of the cost borne by
      a) Housekeeping                                          P.C.B. in respect of housekeeping and building
      b) Building maintenance                                  maintenance, according to the ratio of that proportion
                                                               which constitutes the constructed are of the buildings
                                                               of Camtek to which this service is provided, to the
                                                               constructed area of P.C.B.'s and Camtek's buildings
                                                               together.
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3.    MANPOWER SERVICES                                        Camtek will bear a proportion of the direct cost
      a) Salary preparation                                    (salaries only) of the manpower employed by P.C.B.
      b) Employee recruitment                                  exclusively in providing manpower services, according
      c) Welfare services                                      to the ratio which the number of Camtek's employees
                                                               bears to the aggregate number of P.C.B.'s and Camtek's
                                                               employees jointly in the preceding quarter. If Camtec
                                                               employs its own employees in manpower management, the
                                                               cost thereof will, for the purpose of the above
                                                               calculation, be added to the cost of the manpower
                                                               employed in that connection in P.C.B. so long as Camtec
                                                               also receives such services from P.C.B., and such cost
                                                               will be deducted from the payment due to P.C.B.
                                                               according to the above calculation.
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4.    VEHICLE MAINTENANCE AND TRANSPORTATION                   (a) Camtek will bear a proportion of the cost borne by
       a) Vehicle Maintenance                                  P.C.B. in respect of vehicle maintenance, and this will
       b) Transportation                                       fall upon and be paid by P.C.B. and Camtek according to
                                                               the ratio  which the number of Camtek's vehicles  bears
                                                               to the number of P.C.B.'s vehicles.
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                                                               (b) The cost of the  transportation  will  fall upon and
                                                               be paid by P.C.B.  and  Camtek  according  to the actual
                                                               transportation carried out for each of them.
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5.    PASSENGER TRANSPORTATION                                 Camtek will bear a proportion of P.C.B.'s expenses in
      a) Transportation of employees                           respect of transporting its and Camtek's employees,
                                                               according to the proportion by which Camtek's employees
                                                               receive transportation out of the aggregate of P.C.B.'s
                                                               and Camtek's employees who receive transportation.
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6.    MEALS                                                    Camtek will bear a proportion of P.C.B.'s expenses in
                                                               respect of meals to its and Camtek's employees,
                                                               according to the proportion which the number of meals
                                                               actually received by Camtek's employees bears to the
                                                               aggregate meals actually received by P.C.B.'s and
                                                               Camtek employees jointly.
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

It is hereby expressly stated and agreed that P.C.B.'s books of account will, in connection with the charging of the expenses and costs for the above purposes, constitute prima facie evidence of the truthfulness of the contents thereof.


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